KRANESHARES TRUST

Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL) and

Quadratic Deflation ETF (BNDD),

each a series of KraneShares Trust (the “Trust”)

(each, a “Fund”)

Supplement dated August 1, 2026

to the currently effective Prospectus and Statement of Additional Information,
as supplemented, for the Funds

This supplement provides new and additional information beyond that contained in each currently effective Prospectus and the Statement of Additional Information listed above and should be read in conjunction with the Prospectus and Statement of Additional Information.

On June 23, 2026, certain directors, officers and employees of Krane Funds Advisors, LLC (“Krane” or “Adviser”), among others, through KFA Two Holdings, LLC, which is a wholly owned subsidiary of KFA One Holdings, LLC, each located at 280 Park Avenue, New York, New York 10017, acquired a 50.1% interest in Krane from China International Capital Corporation (USA) Holdings Inc. (“Transaction”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the closing of the Transaction (“Closing”) constituted a change in control of Krane that would have resulted in the automatic termination of the then-current investment advisory agreement between the Trust and Krane, on behalf of each Fund (the “Original Advisory Agreement”). In anticipation of the Closing, the Board of Trustees of the Trust (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), approved the termination of the Original Advisory Agreement, effective immediately prior to the Closing, and appointed Krane as each Fund’s investment adviser pursuant to an interim investment advisory agreement (“Interim Advisory Agreement”), effective upon the Closing. In addition, the Board, including all of the Independent Trustees, unanimously approved for submission to shareholders a new investment advisory agreement between the Trust, on behalf of each Fund, and Krane (“New Advisory Agreement”). Each of the New Advisory Agreement and the Interim Advisory Agreement is the same as the Original Advisory Agreement, except with respect to its effective date and term of the agreement and certain other differences required by regulation, as applicable.

Because the termination of the Original Advisory Agreement resulted in the termination of the then-current investment sub-advisory agreement (“Original Sub-Advisory Agreement”) between Krane and Quadratic Capital Management, LLC (“Quadratic” or “Sub-Adviser”), the investment sub-adviser to the Funds, the Board appointed Quadratic as each Fund’s investment sub-adviser pursuant to an interim investment sub-advisory agreement between Krane and Quadratic (“Interim Sub-Advisory Agreement”), to be effective concurrent with the Interim Advisory Agreement. In addition, the Board, including all of the Independent Trustees, unanimously approved for submission to shareholders a new investment sub-advisory agreement for each Fund between the Krane and Quadratic (“New Sub-Advisory Agreement”). Each of the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement is the same as the Original Sub-Advisory Agreement, except with respect to its effective date and term, as applicable.

Solicitation for shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreement with respect to the Funds is ongoing (“Proxy Solicitation”). Until shareholder approval is obtained with respect to a Fund, the information under (1) the section of the Prospectus titled “Management – Investment Adviser” and (2) the section of the Statement of Additional Information titled “Investment Adviser” is hereby amended to reflect that, the Trust, on behalf of such Fund, has entered into the Interim Advisory Agreement, pursuant to which Krane is serving as investment adviser to the Fund until the earlier of November 20, 2026, or shareholders of the Fund approve the New Advisory Agreement. In addition, until shareholder approval is obtained with respect to a Fund, the information under (1) the section of the Prospectus titled “Management – Investment Sub-Adviser” and (2) the section of the Statement of Additional Information titled “Sub-Adviser” is hereby amended to reflect that Krane and the Trust, on behalf of such Fund have entered into the Interim Sub-Advisory Agreement with the Sub-Adviser.